UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2020

Pyxus International, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-13684	54-1746567
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

8001 Aerial Center Parkway

Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (no par value)	(1)	(1)

(1)

On June 30, 2020, the New York Stock Exchange filed a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934 on Form 25 with the Securities and Exchange Commission with respect to the registrant’s common stock (no par value) which became effective to strike the registrant’s common stock from listing on the New York Stock Exchange 10 days thereafter and will become effective to withdraw the registrant’s common stock from registration under Section 12(b) of the Act 90 days thereafter (or such shorter period as the Securities and Exchange Commission may determine).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03	Bankruptcy or Receivership.

Confirmation of the Plan of Reorganization

As previously disclosed, Pyxus International, Inc. (“Pyxus”) and its subsidiaries Alliance One International, LLC, Alliance One North America, LLC, Alliance One Specialty Products, LLC and GSP Properties, LLC (collectively, the “Debtors” or the “Company”) filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to implement a prepackaged chapter 11 plan of reorganization to effectuate a financial restructuring of the Company’s debt.

On August 21, 2020, the Bankruptcy Court entered an order (the “Confirmation Order”) pursuant to the Bankruptcy Code, which approved and confirmed the Amended Joint Prepackaged Chapter 11 Plan of Reorganization of Pyxus International, Inc. and Its Affiliated Debtors (as supplemented and amended, the “Plan”). After the satisfaction or waiver of the conditions precedent of the Plan, the Debtors intend to effect the transactions contemplated by the Plan and emerge from chapter 11 protection. The Confirmation Order and Plan are filed as Exhibit 2.1 and Exhibit 2.2 hereto, respectively, and incorporated herein by reference.

The Debtors currently expect that the Effective Date of the Plan (as defined therein) will occur on or about August 24, 2020, although the Debtors can make no assurances as to when, or ultimately if, the Plan will become effective.

Features of the Plan of Reorganization

Pursuant to the Plan, the business assets and operations of the Company will vest in a new Virginia corporation, Pyxus Holdings, Inc., which will be an indirect subsidiary of an additional Virginia corporation (“New Pyxus”) which will be renamed Pyxus International, Inc. upon completion of such transfer of assets and operations. Under the Plan, all suppliers, vendors, employees, trade partners, foreign lenders and landlords will be unimpaired by the Plan and will be satisfied in full in the ordinary course of business, and the Company’s existing trade and customer contracts and terms will be maintained. New Pyxus will continue to operate the Company’s business in the ordinary course.

Treatment of Claims and Interests

The Plan contemplates the following treatment of claims against and interest in the Company:

•	Other Secured Claims will either (i) be paid in full in cash, (ii) be satisfied by delivery of collateral securing any such Claim and payment of any required interest or (iii) be reinstated.

•	Other Priority Claims will be paid in full in cash.

•	Holders of First Lien Notes Claims will receive (i) payment in full in cash of all accrued and unpaid interest on such First Lien Notes, and (ii) their pro rata share of the Exit Secured Notes.

•

Holders of Second Lien Notes Claims will receive, at the Holder’s election, (i) their pro rata share of Second Lien Notes Common Stock Pool or (ii) Cash equal to 2.00% of the principal amount of all Second Lien Notes beneficially owned by such Holder.

•	Lenders under Foreign Credit Lines will be paid in the ordinary course of business in accordance with the terms of the relevant agreement.

•	General Unsecured Claims will be paid in the ordinary course of business.

•	The existing common stock of Pyxus shall be discharged, cancelled, released, and extinguished and of no further force or effect.

Third Party Releases

On the Effective Date, certain Holders of Claims and Interests (except as otherwise specified in the Plan or Confirmation Order) will release and discharge the Released Parties from certain claims, obligations, rights, suits, damages, causes of action and liabilities in connection with the Chapter 11 Cases.

The preceding summary highlights only certain provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan. This summary is qualified in its entirety by reference to the full text of the Plan. All capitalized terms used herein but not otherwise defined in this Current Report on Form 8-K or as otherwise indicated have the meanings set forth in the Plan.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements, which are based on current expectations of future events, may be identified by the use of words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets,” and other words of similar meaning. These statements also may be identified by the fact that they do not relate strictly to historical or current facts. If underlying assumptions prove inaccurate, or if known or unknown risks or uncertainties materialize, actual results could vary materially from those anticipated, estimated, or projected. Some of these risks and uncertainties include:

•

risks and uncertainties relating to the Chapter 11 Cases, including but not limited to: the Company’s ability to satisfy all conditions for effectiveness of the Plan within the Company’s anticipated time frame, whether our leaf tobacco customers, farmers and other suppliers might lose confidence in us as a result of the Chapter 11 Cases and may seek to establish alternative commercial relationships, whether, as a result of the Chapter 11 Cases, foreign lenders that have provided short-term operating credit lines to fund leaf tobacco operations at the local level may lose confidence in us and cease to provide such funding, and uncertainty and continuing risks associated with our ability to achieve our goals and continue as a going concern;

•

risks and uncertainties related to the Company’s leaf tobacco operations, including changes in the timing of anticipated shipments, changes in anticipated geographic product sourcing, changes in relevant capital markets affecting the terms and availability of short-term seasonal financing, political instability, currency and interest rate fluctuations, shifts in the global supply and demand position for tobacco products, changes in tax laws and regulations or the interpretation of tax laws and regulations, resolution of tax matters, adverse weather conditions, the impact of disasters or other unusual events affecting international commerce, and changes in costs incurred in supplying products and related services;

•

risks and uncertainties related to the COVID-19 pandemic, including possible delays in shipments of leaf tobacco, including from the closure or restricted activities at ports or other channels, disruptions to the Company’s operations or the operations of suppliers and customers resulting from restrictions on the ability of employees and others in the supply chain to travel and work, border closures, determinations by the Company or shippers to temporarily suspend operations in affected areas, whether the Company’s operations that have been classified as “essential” under various governmental orders restricting business activities will continue to be so classified or, even if so classified, whether site-specific health and safety concerns related to COVID-19 might otherwise require operations at any of the Company’s facilities to be halted for some period of time, negative consumer purchasing behavior with respect to our products or the products of our leaf tobacco customers during periods of government mandates restricting activities imposed in response to the COVID-19 pandemic, and the extent to which the impact of the COVID-19 pandemic on the Company’s operations and the demand for its products may not coincide with impacts experienced in the United States due to the international scope of the Company’s operations, including in emerging markets that may have only recently experienced COVID-19 outbreaks; and

•

risks and uncertainties related to the Company’s new business lines, including with respect to the impact of regulation associated with new business lines, including the risk of obtaining anticipated regulatory approvals for cannabis products in Canada and for nicotine e-liquids products in the United States, uncertainties regarding the regulation of the production and distribution of industrial hemp products and continued compliance with applicable regulatory requirements, uncertainties with respect to the development of the industries and markets of the new business lines, consumer acceptance of products offered by the new business lines, uncertainties with respect to the timing and extent of geographic and product-line expansion, the impact of increasing competition in the new business lines, uncertainties regarding the viability of facilities expansions, the possibility of delays in the completion of facilities expansions and uncertainties regarding the potential production yields of new or expanded facilities, as well as the progress of legalization of cannabis for medicinal and adult recreational uses in other jurisdictions.

A further list and description of these risks, uncertainties and other factors can be found in the “Risk Factors” section of the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2019, in Part II, Item 1A “Risk Factors” in the Company’s Quarterly Reports on Form 10-Q for the periods ended June 30, 2019, September 30, 2019 and December 31, 2019 and in the Company’s other filings with the SEC. The Company does not undertake to update any forward-looking statements that it may make from time to time.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Confirmation Order, on the Effective Date of the Plan, each current member of the board of directors of Pyxus other than J. Pieter Sikkel shall be removed and shall be deemed to have resigned, and Mr. Sikkel or his named designee or successor shall be the sole member of the board of directors of Pyxus with full authority to direct the actions of Pyxus.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

2.1	Confirmation Order

2.2	Plan of Reorganization

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 24, 2020

PYXUS INTERNATIONAL, INC.

By:	/s/ William L. O’Quinn, Jr.
William L. O’Quinn, Jr. Senior Vice President – Chief Legal Officer and Secretary